SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

  [ ]   Preliminary Proxy Statement     [ ]  Confidential, For Use of the
  [X]   Definitive Proxy Statement           Commission Only (as permitted by
  [ ]   Definitive Additional Materials        Rule 14a-6(e)(2)
  [ ]   Soliciting Material Under
        Rule 14a-12

                              99(CENT) ONLY STORES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
  [X]  No Fee Required
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:


  [ ]  Fee paid previously with preliminary materials:

  [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  (3)  Filing party:

--------------------------------------------------------------------------------
  (4)  Date filed:

--------------------------------------------------------------------------------

                              99(CENT) ONLY STORES

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------


TIME........................    10:00 a.m. on Thursday, May 11, 2000

PLACE.......................    4000 Union Pacific Avenue
                                City of Commerce, California 90023

ITEMS OF BUSINESS...........    (1) To elect a Board of eight Directors to
                                    hold office until the next Annual
                                    Meeting of Shareholders and until his
                                    or her successor is elected.
                                (2) To approve an amendment to the Company's
                                    Amended and Restated Articles of
                                    Incorporation ("Articles of Incorporation") to increase the authorized number of shares of Common Stock from 40,000,000 shares to 100,000,000 shares.
                                (3) To consider and act upon a shareholder
                                    proposal.
                                (4) To transact such other business as may
                                    properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE.................    You can vote if at the  close of business on
                                March 27, 2000 you were a shareholder of record.

PROXY VOTING................    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO
                                ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER,
                                TO ENSURE YOUR REPRESENTATION AT THE  ANNUAL
                                MEETING, YOU ARE URGED TO COMPLETE AND RETURN
                                THE  ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.
                                IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE
                                YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR
                                AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE
                                COMPLETED AND RETURNED.

                                /S/ ERICK SCHIFFER


April 12, 2000                  Eric Schiffer
                                ASSISTANT CORPORATE SECRETARY

                                                            99(CENT) ONLY STORES
                                                       4000 UNION PACIFIC AVENUE
                                              CITY OF COMMERCE, CALIFORNIA 90023

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 99(cent) Only Stores, a California corporation ("99(cent) Only Stores," the "Company," "we," or "us"), of proxies to be voted at our 2000 annual meeting of shareholders and at any adjournments or postponements thereof.

     You are invited to attend our annual meeting of shareholders on Thursday, May 11, 2000, beginning at 10:00 a.m. Pacific Standard Time (the "Annual Meeting"). The meeting will be held at the Company's offices at 4000 Union Pacific Avenue, City of Commerce, California 90023.

SHAREHOLDERS ENTITLED TO VOTE. The close of business on March 27, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. At the record date, 33,469,586 shares of the Company's common stock, no par value (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the Annual Meeting. At the record date, the Company had approximately 10,924 shareholders, which includes 489 shareholders of record.

PROXIES. Your vote is important. If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a Proxy, executed in your favor, from the holder of record to be able to vote at the meeting. If you are a record holder, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the annual meeting and expressing a desire to vote your shares in person. If no instruction is specified on the enclosed Proxy with respect to a matter to be acted upon, the shares represented by the Proxy will be voted (i) in favor of the election of the nominees for director set forth herein, (ii) in favor of the amendment to the Company's Articles of Incorporation, (iii) against the shareholder proposal, and (iv) if any other business is properly presented at the Annual Meeting, in accordance with the recommendations of the Board of Directors. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about April 12, 2000.

QUORUM. The presence, in person or by proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the annual meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum.

VOTING. A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. The election of the directors will require the affirmative vote of a plurality of the shares of Common Stock present and voting at the Annual Meeting.

INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The approval of the amendment to the Company's Articles of Incorporation will require the affirmative vote of 66 2/3% of the issued and outstanding shares of Common Stock.

SHAREHOLDER PROPOSAL. Approval of the shareholder proposal will require the affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting.

OTHER MATTERS. All other matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voting at the meeting in person or by proxy. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     In accordance with the Bylaws of the Company, 99(cent) Only Stores' directors are elected at each Annual Meeting and hold office until the next Annual Meeting and until their successors are elected and qualified. The Bylaws of the Company provide that the Board of Directors shall consist of no less than seven and no more than eleven directors as determined from time to time by the Board of Directors. The Board of Directors currently consists of eight directors.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any adjournments thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as directors:

                                 William Christy
                                Lawrence Glascott
                                   David Gold
                                   Howard Gold
                                    Jeff Gold
                                  Marvin Holen
                                  Eric Schiffer
                                  Ben Schwartz

     If elected, each nominee is expected to serve until the 2001 Annual Meeting of Shareholders and thereafter until his or her successor is duly elected and qualified. The eight nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the nominees and executive officers of the Company as of March 31, 2000:

                                          YEAR FIRST
                                AGE AT    ELECTED OR
                              MARCH 31,    APPOINTED
           NAME:                 2000      DIRECTOR              PRINCIPAL OCCUPATION
           ----                  ----      --------              --------------------
NOMINEES:

David Gold                        67         1965     DAVID GOLD has been Chairman of the Board and Chief Executive
                                                      Officer of the Company since the founding of the Company in 1965.
                                                      Mr. Gold has over 45 years of retail experience.

Howard Gold                       40         1991     HOWARD GOLD has been a director  of the  Company  since 1991.
                                                      He joined the Company in 1982 and has served in various
                                                      managerial capacities. He currently serves as Senior Vice
                                                      President of Distribution. Mr. Gold received his B.S. degree from the University of California at Los Angeles in 1984.

Eric Schiffer                     39         1991     ERIC SCHIFFER has been a director of the Company since
                                                      1991. He joined the Company in 1992 and served in
                                                      various managerial capacities, most recently as Senior
                                                      Vice President. In March, 2000, he was promoted to
                                                      President. Prior to joining the Company, from 1987 to
                                                      1992, he was employed by Oxford Partners, a venture
                                                      capital firm. Mr. Schiffer received his B.S.E. degree
                                                      from Duke University in 1983 and his M.B.A. from
                                                      Harvard Business School in 1987.

Jeff Gold                         32         1991     JEFF GOLD has been a director of the Company since
                                                      1991. He joined the Company in 1984 and has served in
                                                      various managerial capacities. He currently serves as
                                                      Senior Vice President of Real Estate and Information
                                                      Systems. Mr. Gold received his B.A. degree from the
                                                      University of California at Berkeley in 1989.

William O. Christy                68         1992     WILLIAM O. CHRISTY has been a director of the Company
                                                      since 1992. He was President and Chief Executive
                                                      Officer of Certified Grocers of California from 1977
                                                      until his retirement in 1990. He has served on numerous
                                                      trade association boards including the executive
                                                      committee of the National Grocers Association Board and
                                                      Chairman of the Merchant and Manufacturer Association
                                                      Board.

Marvin Holen                      70         1991     MARVIN HOLEN has been a director of the Company since
                                                      1991. He is an attorney and in 1960 founded the law
                                                      firm of Van Petten & Holen. He served on the Board of
                                                      the Southern California Rapid Transit District from
                                                      1976 to 1993 (six of those years as the Board's
                                                      President). He served on the Board of Trustees of
                                                      California Blue Shield from 1972 to 1978, on the Board
                                                      of United California Savings Bank from 1992 to 1994 and
                                                      on several other corporate, financial institution and
                                                      philanthropic boards of directors.


                        Page 4


Ben Schwartz                      82         1993     BEN SCHWARTZ has been a director of the Company since
                                                      1993. He was Chairman of Foods Company Markets, a
                                                      supermarket chain, from 1980 until it was acquired in
                                                      1987 by Boys Markets. Prior thereto, he served for many
                                                      years as its president. He served on the Board of
                                                      Directors of Certified Grocers of California including
                                                      four years as Chairman. Additionally, Mr. Schwartz sits
                                                      on a number of industry trade boards, including the
                                                      Food Marketing Institute.

Lawrence Glascott                 65         1996     LAWRENCE GLASCOTT has been a director of the Company
                                                      since October 1996. From 1991 to 1996 he was the Vice
                                                      President - Finance of Waste Management International,
                                                      an environmental services company. Prior thereto, Mr.
                                                      Glascott was a partner at Arthur Andersen LLP and was
                                                      the Arthur Andersen LLP partner in charge of the
                                                      99(cent) Only Stores account for six years.
                                                      Additionally, Mr. Glascott was in charge of the Los
                                                      Angeles based Arthur Andersen LLP Enterprise Group
                                                      practice for over 15 years.
OTHER EXECUTIVE OFFICERS:

Helen Pipkin                      57                  HELEN PIPKIN joined the Company in 1991 and serves as
                                                      Senior Vice President of Wholesale Operations. Prior to
                                                      joining the Company, from 1985 through 1991, Ms. Pipkin
                                                      served as Controller and Manager of Wholesale and
                                                      Import Operations of Cobra Associated International, a
                                                      wholesaler of variety merchandise. Prior to 1985, for
                                                      many years, Ms. Pipkin was an owner, Vice President and
                                                      Controller of Markell Imports, a general merchandise
                                                      wholesaler.

Andy Farina                       53                  Andy Farina joined the Company in September 1996 and
                                                      serves as Chief Financial Officer. Prior to joining the
                                                      Company, from April 1993 through August 1996, Mr.
                                                      Farina was Vice President of Finance of Crown BBK,
                                                      Inc., a food brokerage business. Mr. Farina was
                                                      employed by a division of Sara Lee from 1976 through
                                                      1988, ultimately in the capacity of President. Mr.
                                                      Farina began his career with Arthur Andersen LLP.

Jose Gomez                        40                  JOSE GOMEZ joined the Company in 1980 and has served in
                                                      many different managerial capacities, most recently as
                                                      Vice President of Retail Operations. He has over 20
                                                      years of retail experience.

 David Gold is the father of Howard Gold and Jeff Gold and the father-in-law of Eric Schiffer.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 16 meetings, including committee meetings, during the fiscal year ended December 31, 1999. The Board of Directors has an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 1999, each director during the term of his tenure, attended all meetings of the Board of Directors held. Each director also attended all meetings of the committees of the Board of Directors on which he served.

     The Audit Committee met three times and the Compensation Committee met three times during the fiscal year ended December 31, 1999. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent accountants, discussing the scope and results of the audit with the accountants, discussing the Company's financial accounting and reporting principles and the adequacy of the internal audits with management and reviewing and evaluating the Company's accounting policies and internal accounting controls. The Compensation Committee reviews and approves the compensation of officers and key employees, including the granting of awards under the Company's stock option plan. The members of the Audit Committee are Messrs. Christy, Schwartz and Glascott and the members of the Compensation Committee are Messrs. Christy, Holen and Glascott. The Company does not have a standing nominating committee.

COMPENSATION OF DIRECTORS

     Each director who is not an officer of or otherwise employed by the Company (an "Outside Director") receives an automatic annual grant on May 1 of a non-qualified option to purchase 4,000 shares of Common Stock with a per share exercise price equal to the fair market value of a share of the Company's Common Stock on the date of grant. In addition, each Outside Director receives $1,500 per month, plus $500 for each board meeting attended plus $150 for each committee meeting attended on a day when no board meeting is held, or $250 for each committee meeting attended as committee chairperson.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no interlocking relationships involving any of the members of its Compensation Committee which would be required by the Securities and Exchange Commission (the "Commission") to be reported in this Proxy Statement, and no officer or employee of the Company serves on its Compensation Committee.

ITEM 2:  PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
-------------------------------------------------------------------------------

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the first paragraph of Article III of the Company's Amended and Restated Articles of Incorporation (the "Amendment") to increase the Company's authorized number of shares of Common Stock from 40,000,000 shares to 100,000,000 shares. The text of the first paragraph of Article III of the Articles of Incorporation, as it is proposed to be amended, is as follows:

          "This Corporation is authorized to issue two classes of shares, designated "Common Stock," and "Preferred Stock." The total number of shares which this Corporation is authorized to issue is 101,000,000. The number of shares of Preferred Stock which this Corporation is authorized to issue is 1,000,000. The number of shares of Common Stock which this Corporation is authorized to issue is 100,000,000."

     Please see Appendix A for a copy of the Certificate of Amendment of Amended and Restated Articles of Incorporation as it has been proposed.

PRINCIPAL EFFECTS OF THE AMENDMENT

     The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the

Company. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Articles of Incorporation with the Secretary of State of California.

     As of March 27, 2000, of the 40,000,000 shares of Common Stock presently authorized: 33,469,586 shares were issued and outstanding. After taking into account shares reserved for issuance pursuant to the Company's 1996 Stock Option Plan, 1,442,809 shares were available for issuance.

REASONS FOR THE AMENDMENT

     The Company declared a stock dividend on January 19, 2000, whereby 8,376,765 shares of Common Stock were issued to shareholders. The stock dividend reduced the number of unissued and unreserved shares to 2,442,809 shares. The Company needs to increase the number of authorized shares of Common Stock to provide flexibility for business and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, expanding the Company's business through the acquisition of other businesses, future stock dividends, raising capital, issuing stock options to officers, directors or employees and establishing strategic relationships with other companies. The size of the proposed increase will give the Company's Board of Directors the broad latitude to authorize the issuance of additional capital stock without further shareholder approval.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

     The Company does not contemplate seeking shareholder approval for any future issuance of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party. Under the Company's currently effective Amended and Restated Articles of Incorporation, no shareholder is entitled to preemptive rights with respect to any future issuances of capital stock. The Board of Directors believe the proposed increase in the authorized Common Stock will make a sufficient number of shares available should the Company decide to use its shares for one or more of the previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

REQUIRED VOTE

     The approval of the Amendment requires the affirmative vote of 662/3% of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


ITEM 3:  SHAREHOLDER PROPOSAL
--------------------------------------------------------------------------------

     Aaron Merle Epstein, 13455 Ventura Boulevard #209, Sherman Oaks, California 91423-6122, owning 113 shares of Common Stock of the Company, has notified the Company of his intent to introduce the following proposal at the annual meeting. "Whereas: Consumers and shareholders continue to be seriously concerned about whether low wages and abusive working conditions exist in facilities where the products they buy are produced or assembled. U.S. based companies are importing more goods from countries where working conditions fall far below basic standards of fair and humane treatment. Our company purchases goods produced in countries like China where human rights abuses and unfair labor practices have been well documented. (U.S. State Department's "China Country Report on Human Rights Practices--1998" ). A growing number of students have called on their universities to adopt codes of conduct to make sure clothing sold in university stores is made under humane conditions. Students have pressed for a living wage, upholding the rights of women in the workplace, public disclosure of conditions in factories and transparency in reporting, and verification of compliance by organizations that are independent of companies. ("Sweatshop Reform", Business Week, 5/3/99). Our company should take effective action to ensure it does not and will not do business with suppliers who manufacture items for sale using forced labor, convict labor, or illegal child labor, or who fail to satisfy all applicable standards and laws protecting their employees' wages, benefits, working conditions, freedom of association and other rights. We believe our company needs to support the rights of workers to organize and bargain collectively any place they operate. Our company should demonstrate enforcement of its code by developing independent monitoring programs with local, respected religious, human rights and labor rights groups to ensure compliance with its vendor standards and assure consumers that products are not made under abusive labor conditions. Reports that overseas suppliers are exploiting workers may damage our company's reputation and generate a consumer backlash. In an effort to improve the quality of life of workers who make its products, our company should implement ongoing wage adjustments, ensuring that workers have adequate purchasing power and a sustainable living wage. Wage adjustments would add little to overall production costs while contributing to productivity. In addition, our company, rather than terminating contracts, needs to establish incentives to encourage its suppliers and vendors to raise labor standards.
Resolved: Shareholders request the Board of Directors to prepare a report at reasonable expense on its Vendor Standards and compliance mechanisms for its vendors, subcontractors and buying agents in the countries where it sources. A summary of the results should be reported to shareholders by October, 2000. Supporting statement to be effective, enforcement of company codes must be carefully monitored. The Gap, Inc. has participated in an independent monitoring process in El Salvador with respected religious and human rights and labor institutions for past four years. Other companies have begun to develop independent monitoring programs in conjunction with local non-governmental organizations. Through the use of independent monitoring, consumers and investors can have greater confidence that the company's code of vendor conduct is enforced, protecting the company from negative publicity associated with the discovery of sweatshop practices."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Company recognizes its responsibility to engage in business with ethical and responsible vendors and will continue to do so. The Company also believes that greater progress will be made in the improvement of international human rights through a combination of cooperative efforts to improve living standards, awareness, education and monitoring. In this respect, the Company believes its activities are substantially consistent with the objectives of good business practice and that the Company has performed responsibly. The Board of Directors believes that the proposed report is not warranted.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THIS PROPOSAL UNLESS OTHERWISE SPECIFIED BY THE SHAREHOLDER IN THE PROXY.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years or accrued within the current fiscal year.



                                                                               LONG-TERM
                                                                               COMPENSATION
                                                                               NUMBER OF
                                    FISCAL YEAR        ANNUAL COMPENSATION     SECURITIES
                                       ENDED           -------------------     UNDERLYING
NAME AND PRINCIPAL POSITION        DECEMBER 31,       SALARY         BONUS      OPTIONS
---------------------------        ------------       ------         -----      -------
David Gold......................       1999          $175,000         -            -
    Chairman of the Board and          1998           175,000         -            -
      Chief Executive Officer          1997           175,000         -            -


Andrew Farina ..................       1999          $128,000       $15,000      20,000
    Chief Financial Officer            1998           120,000        12,000      25,000
                                       1997           109,000         4,000      18,751

Jose Gomez......................       1999          $159,600       $25,000      20,000
    Vice President of                  1998           131,000        25,000       25,000
      Retail Operations                1997           131,000        25,000      31,251

Helen Pipkin....................       1999          $145,800       $20,000      20,000
   Senior Vice President of            1998           135,200        25,000      25,000
      Wholesale Operations             1997           135,200        25,000      31,251

Eric Schiffer ..................       1999          $120,000         -            -
   President                           1998           120,000                      -
                                       1997           120,000         -          18,751

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 1999 to the Named Executive Officers.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                  POTENTIAL
                                                                                              REALIZABLE VALUE
                                NUMBER OF      PERCENT OF                                     AT ASSUMED ANNUAL
                                SECURITIES    TOTAL OPTIONS                                  RATES OF STOCK PRICE
                                UNDERLYING     GRANTED TO                                      APPRECIATION FOR
                                  OPTION      EMPLOYEES IN      EXERCISE OR    EXPIRATION       OPTION TERM(A)
            NAME                GRANTED(B)   FISCAL YEAR(C)      BASE PRICE      DATE         5%            10%
            ----                ----------   --------------      ----------      ----         --            ---
David Gold..................         -             -                 -            -            -             -
Jose Gomez..................      20,000          0.2%        $    35.25       5/09/09    $ 443,371     $1,123,588
Helen Pipkin................      20,000          0.2%             35.25       5/09/09      443,371      1,123,588
Andrew Farina...............      20,000          0.2%             35.25       5/09/09      443,371      1,123,588
Eric Schiffer...............         -             -                 -            -            -             -
------------------------

(a) The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the Commission and do not represent a forecast of the future appreciation of the Common Stock.
(b) The option grants set forth on this chart vest in three equal annual installments beginning on May 9, 2000.
(c) Options covering an aggregate of 985,444 shares were granted to eligible persons during the fiscal year ended December 31, 1999.


STOCK OPTIONS HELD AT FISCAL YEAR END

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the New York Stock Exchange on December 31, 1999 ($28.69 per share).

                     AGGREGATED OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND YEAR-END VALUES

                        NUMBER OF SECURITIES             NUMBER OF SECURITIES
                        UNDERLYING EXERCISED            UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                             OPTIONS AT                       OPTIONS AT                   IN-THE-MONEY OPTIONS
                          DECEMBER 31, 1999               DECEMBER 31, 1999             AT DECEMBER 31, 1999(A)
                      ------------------------       ---------------------------     -----------------------------
NAME                  SHARES     VALUE REALIZED     EXERCISABLE      UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                  ------     --------------     -----------      -------------    -----------    -------------
David Gold.........      -             -                 -                 -                 -            -
Jose Gomez.........      -             -              60,419            47,083          $1,158,576     $288,981
Helen Pipkin.......   13,800        $226,347          15,368            47,083             333,351      288,981
Andrew Farina......      -             -              30,210            42,916             482,908      213,517
Eric Schiffer......      -             -              31,252             6,250             655,063      113,188
-------------------

(a) Based on the last reported sale price of the Common Stock on the New York Stock Exchange on December 31, 1999 ($28.69) less the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE
-------------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors is responsible for the review and administration of the Company's various compensation plans, including determining base salaries for officers and administering the Company's stock option plan and annual bonus plan.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to (1) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the Company's shareholders,
(2) attract, motivate and retain executives of outstanding abilities and experience capable of achieving the strategic business goals of the Company, (3) recognize outstanding individual contributions, and (4) provide compensation opportunities which are competitive to those offered by other retail companies of similar size and performance. To achieve these goals, the Company's executive compensation program consists of three main elements: (i) base salary, (ii) annual cash bonus and (iii) long-term incentives. Each element of compensation has an integral role in the total executive compensation program. Given the current share ownership of Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer, these members of management have chosen not to receive bonuses or stock option awards.

     BASE SALARY. Base salaries are negotiated at the commencement of an executive's employment with the Company and are reviewed annually. Base salaries are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company and the Company's performance against its financial and strategic goals. Base salaries are generally designed to be at the mid-range of salaries of comparable companies. During the year ended December 31, 1999, David Gold served as the Company's Chief Executive Officer. Mr. Gold's base salary of $175,000 was determined based upon his service to the Company, the financial performance of the Company in the year ended December 31, 1999, and the salaries received by similarly situated executives at other companies. See "Executive Compensation -- Summary Compensation Table."

     ANNUAL CASH BONUSES. Executive officers and key members of management are eligible to receive annual incentive bonuses from an executive bonus pool in amounts determined at the discretion of the Board of Directors. The executive bonus pool is calculated based on the Company's annual performance against a business plan developed each year by senior management and reviewed and approved by the Board of Directors. The executive bonus pool is capped at 3% of the Company's operating profit. Funding of the bonus pool is determined based on a performance matrix consisting of two variables: (i) the increase in store sales during the subject year over stores sales during the immediately preceding year;
(ii) operating income goals; and (iii) the individual performance of the executives. Individual bonus targets for executives range from 0% to 20% of the executive's base salary depending on the level of responsibility and attainment of individual performance goals. Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer were not eligible to receive an annual incentive bonus for 1999.

     LONG-TERM INCENTIVES. The Company provides its executive officers with long-term incentive compensation through grants of awards under the Company's 1996 Stock Option Plan. Under the 1996 Stock Option Plan, the Board of Directors is authorized to grant any type of award which might involve the issuance of shares of Common Stock, an option, warrant, convertible security, stock appreciation right or similar right or any other security or benefit with a value derived from the value of the Common Stock. The Compensation Committee of the Board of Directors is currently responsible for selecting the individuals to whom grants of awards will be made, the timing of grants, the determination of the per share exercise price and the number of shares subject to each award. All awards granted by the Compensation Committee pursuant to the 1996 Stock Option Plan have been in the form of stock options. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options incorporate vesting periods in order to encourage key employees to continue in the employ of the Company. All options granted in 1999 were granted at the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer were not eligible to receive stock options for 1999.

     OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's shareholders is not subject to the deduction limit. The Company's 1996 Stock Option Plan is qualified so that awards under the plan constitute performance-based compensation not subject to Section 162(m) of the Code. All compensation paid to the Company's employees in fiscal 1999 will be fully deductible.

     SUMMARY. The Compensation Committee believes that its executive compensation philosophy of paying the Company's executive officers by means of base salaries, annual cash bonuses and long-term incentives (other than Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer), as described in this report, serves the interests of the Company and its shareholders.

                                                     COMPENSATION COMMITTEE
                                                        William Christy
                                                        Marvin Holen
                                                        Lawrence Glascott

PERFORMANCE GRAPH
-------------------------------------------------------------------------------

The following graph sets forth the percentage change in cumulative total shareholder return of the Company's Common Stock during the period from May 23, 1996 (the date of commencement of the Company's initial public offering) to December 31, 1999, compared with the cumulative returns of the S&P Small Cap 600 Index and the Russell 2000 Index. The comparison assumes $100 was invested on May 23, 1996 in the Common Stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                                [GRAPH OMITTED]

                                        Cumulative Total Return
                      ----------------------------------------------------------
                       5/23/1996       12/96       12/97      12/98       12/99

99 CENTS ONLY STORES      100.00      103.15      232.28     483.51      376.48
S & P SMALLCAP 600        100.00      108.53      136.29     140.01      157.38
RUSSELL 2000              100.00      113.18      149.15     139.52      137.45

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     As of March 31, 2000, the Company leased 12 of its 86 store locations and a parking lot associated with one of these stores from certain members of the Gold family and their affiliates (the "Shareholders"). Annual rental expense for the facilities owned by the Shareholders or their affiliates was approximately $2.0 million, $2.2 million and $1.9 million in 1997, 1998 and 1999, respectively. The Company believes that such leases and contracts are no less favorable to the Company than those an unrelated party would have provided after arm's-length negotiations. It is the Company's current policy not to enter into real estate transactions with the Shareholders or their affiliates, except with respect to the renewal or modification of existing leases and occasions where such transactions are determined to be in the best interests of the Company. Moreover, all real estate transactions between 99(cent) Only Stores and the Shareholders will require the unanimous approval of the independent directors on the Company's Board of Directors and a determination by such independent directors that such transactions are the equivalent of a negotiated arm's-length transaction with a third party. There can be no guarantee that the Company and the Shareholders or their affiliates will be able to agree on renewal terms for the properties currently leased by the Company from the Shareholders, or, if such terms are agreed to, that the independent directors on the Board of Directors will approve such terms.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

     The following table sets forth as of March 31, 2000, certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 4000 Union Pacific Avenue, City of Commerce, California 90023.

                                          NUMBER OF      PERCENT
NAMES AND ADDRESSES                       SHARES(a)     OF CLASS(a)
-------------------                       ---------     -----------
David Gold (b)(e)..................      11,520,468      34.4%
Sherry Gold (c)(e).................      11,520,468      34.4%
Howard gold (d)(e).................       7,444,938      22.2%
Jeff Gold (d)(e)...................       7,444,938      22.2%
Eric and Karen Schiffer (e)(f).....       7,482,442      22.4%
Au Zone Investments #3
LLC (e)............................       6,255,476      18.7%

William O. Christy (g).............          24,459       *
Marvin Holen (h) ..................          35,919       *
Ben Schwartz (i)...................          43,753       *
Lawrence Glascott (j)..............          15,084       *
Helen Pipkin (k)...................          42,868       *
Jose Gomez (l).....................          85,836       *
Andrew Farina (m)..................          51,460       *
All of the Company's
executive officers and
directors as a group (11
persons)(n)........................      15,425,737      46.1%

------------------------------------

*      Less than 1%
(a) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that currently are exercisable or exercisable within 60 days of March 31, 2000 are deemed outstanding. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power for all shares shown as beneficially owned, subject to community property laws where applicable.
(b) Includes 2,632,496 shares owned by Sherry Gold, David Gold's spouse, and 6,255,476 shares controlled through Au Zone Investments #3, LLC, a California limited liability company ("Au Zone").
(c) Includes 2,632,496 shares owned by David Gold, Sherry Gold's spouse, and 6,255,476 shares controlled through Au Zone.
(d) Includes 6,255,476 shares controlled through Au Zone and 37,502 shares reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(e) Au Zone is the general partner of Au Zone Investments #2, L.P., a California limited partnership (the "Partnership"). The Partnership is the registered owner of shares of Common Stock. The limited partners of the Partnership are David Gold, Sherry Gold, Howard Gold, Jeff Gold and Karen Schiffer. Each of the limited partners of the Partnership owns a 20% interest in Au Zone.
(f) Includes 6,255,476 shares controlled through Au Zone and 37,502 shares reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(g) Includes 23,418 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(h) Includes 29,669 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(i) Includes 17,169 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(j) Includes 14,043 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(k) Includes 40,785 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(l) Includes 85,836 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(m) Includes 51,460 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.
(n) Includes (i) shares owned by Sherry Gold, the spouse of David Gold, (ii) shares controlled through Au Zone and (iii) shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater-than-ten percent shareholders are required by the Commission's regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 1999, all the Company's executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements, except that Jose Gomez did not file a Form 3 upon his becoming an executive officer of the Company and Helen Pipkin did not file a Form 4 to report the sale of 13,799 shares of Common Stock on May 27, 1999.

SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the next Annual Meeting for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 15, 2000.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1999 and have been selected by the Board of Directors to serve as independent public accountants for the fiscal year ending December 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

SOLICITATION OF PROXIES

     The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies will be borne by the Company. It is contemplated that the Proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit Proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of Proxies if management determines it advisable.

ANNUAL REPORT ON FORM 10-K

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO 99(cent) ONLY STORES, 4000 UNION PACIFIC AVENUE, CITY OF COMMERCE, CALIFORNIA 90023,
ATTENTION: CHIEF FINANCIAL OFFICER.

                                           ON BEHALF OF THE BOARD OF DIRECTORS

                                           /S/ ERIC SCHIFFER

                                           Eric Schiffer
                                           President
                                           400 Union Pacific Avenue
                                           City of Commerce, California 90023
                                           April 12, 2000

                              99 CENTS ONLY STORES

                            4000 UNION PACIFIC AVENUE

                       CITY OF COMMERCE, CALIFORNIA 90023

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              99 CENTS ONLY STORES

         The undersigned, a shareholder of 99 CENTS ONLY STORES, a California corporation (the "Company"), hereby appoints David Gold and Eric Schiffer, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at Company's Annual Meeting of Shareholders (the "Annual Meeting"), to be held on May 11, 2000, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

                    (Please sign and date on the reverse side)

X    Please mark your        THE BOARD OF DIRECTORS RECOMMENDS A WITH VOTE ON
     Votes as in this        PROPOSAL 1, A FOR VOTE ON PROPOSAL 2,  AND AN
     example using dark      AGAINST VOTE ON PROPOSAL 3.
     ink only.

                                               WITH
                                            Authority to
                                            Vote for the
                                  WITH        nominees                                             FOR      AGAINST     ABSTAIN
                                               listed
1.   ELECTION OF DIRECTORS,        X            X          2.   To approve an amendment to the      X          X           X
     As provided in the                                         Company's Amended and
     Company's Proxy                                            Re-stated Articles of
     Statement:                                                 Incorporation ("Articles of
                                                                Incorporation")
                                                                to increase the
                                                                authorized
                                                                number of shares
                                                                of Common Stock
                                                                from 40,000,000
                                                                shares to
                                                                100,000,000
                                                                shares.

        (Instructions: To withhold authority for a         3.   SHAREHOLDER PROPOSAL
        nominee, line through or otherwise strike out
        the name of the nominee below)
        William O. Christy
        Lawrence Glascott
        David Gold
        Howard Gold
        Jeff Gold
        Marvin Holen
        Eric Schiffer
        Ben Schwartz
                                                                                                   FOR       AGAINST     ABSTAIN
                                                           The Board of Directors recommends a      X           X           X
                                                           vote AGAINST the adoption of this
                                                           proposal.  Proxies solicited by the
                                                           Board of Directors will be voted
                                                           against this proposal unless
                                                           otherwise specified by the
                                                           shareholder in the proxy.

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any business that may properly come before the Annual Meeting and any of is postponement or adjournments, the proxy holder is authorized to vote in accordance with its best judgment.

This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE WITH the election of the directors named above, FOR the increase in the authorized number of shares, AGAINST the shareholder proposal and as the proxy holder shall deem advisable on such other business as may come before the Annual Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April __, 2000 relating to the Annual Meeting.

___________________________________                 Date:_________________,2000
Signature(s) of Shareholder(s)
See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give title of signing officer.

                                   APPENDIX A
                         CERTIFICATE OF AMENDMENT OF THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              99(CENT) ONLY STORES


         Eric Schiffer and Andrew Farina do hereby certify that:

They are the President and Chief Financial Officer, respectively, of 99(cent) Only Stores (hereinafter called the "CORPORATION"), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California.

1. The Corporation filed Amended and Restated Articles of Incorporation on April 3, 1996.

2. The Corporation filed a Certificate of Amendment of Articles of Incorporation on May 14, 1996.

3. The Corporation filed a Certificate of Amendment of Articles of Incorporation on June 7, 1996.

4. The first paragraph of Article III of the Amended and Restated Articles of Incorporation, as amended, is amended to read in its entirety as follows:

                                   ARTICLE III

     THIS CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF SHARES, DESIGNATED "COMMON STOCK," AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES WHICH THIS CORPORATION IS AUTHORIZED TO ISSUE IS 101,000,000. THE NUMBER OF SHARES OF PREFERRED STOCK WHICH THIS CORPORATION IS AUTHORIZED TO ISSUE IS 1,000,000. THE NUMBER OF SHARES OF COMMON STOCK WHICH THIS CORPORATION IS AUTHORIZED TO ISSUE IS 100,000,000.

5. The Board of Directors of the Corporation has duly approved the foregoing amendment to the Amended and Restated Articles of Incorporation.

6. The foregoing amendment to the Amended and Restated Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Section 903 of the General Corporation Law of the State of California. The total number of outstanding shares of Common Stock is __________. The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%) of the outstanding Common Stock.

                    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Executed in the City of Los Angeles, State of California, on this ____ day of May, 2000.

                                    ----------------------------------------
                                         Eric Schiffer, President




                                    --------------------------------------------
                                         Andrew Farina, Chief Financial Officer